EXHIBIT 99.1
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CHIEF EXECUTIVE OFFICER'S CERTIFICATION TO U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Form 10-QSB of ZAP for the nine months ended September 30, 2002,
Steven M. Schneider , Director and Chief Executive Officer of ZAP, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that :

(1) such Form Type of ZAP for the nine months ended September 30, 2002,fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange of 1934; and

(2) the information contained in such Form 10-QSB of ZAP for the nine months ended September 30, 2002,fairly presents, in all material respects, the financial condition and results of operations of ZAP.






/s/  Steven M. Schneider
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Steven M. Schneider
Director and Chief Executive Officer


November 12, 2002